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                                                                   EXHIBIT 10k10


                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

              (As Amended and Restated Effective January 1, 1989)


                                Ninth Amendment


                 Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Deferred Compensation Plan, effective January 1, 1989, and as thereafter amended (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend the Plan, effective as of September 3, 1997, as follows:

                 1. Sections 5.2(a), 5.2(b), and 5.2(c) of the Plan are hereby amended, by adding the following sentence at the end of each section:

         "Notwithstanding the foregoing, if there is a conflict between the provisions of this section and the terms of the Participant's Severance Agreement (as further described in Section 5.4), the terms of the Severance Agreement shall control."

                 2. Section 5.4 of the Plan is hereby amended by inserting the following paragraph at the end thereof which shall read as follows:

                 "If any Participant who has entered into a Severance
         Agreement, as defined in the Houston Industries Incorporated Executive Severance Benefits Plan, effective as of September 3, 1997, experiences a termination giving rise to a right to benefits under his Severance Agreement and complies with the conditions set forth in his Severance Agreement for the receipt of benefits thereunder, then such Participant shall be treated as if his termination did not occur until after his Early Retirement Date, and the provisions of Section 5.1(d) shall apply."
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                 IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February, 1998, but effective as of the date specified herein.

                                        HOUSTON INDUSTRIES INCORPORATED



                                        By  /s/ LEE W. HOGAN
                                          -----------------------------------
                                          Name:   Lee W. Hogan
                                               ------------------------------
                                          Title:  Executive Vice President
                                                -----------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
----------------------------------
Assistant Corporate Secretary





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